Exhibit 10.1

DEFINITIVE INVESTMENT AND

SPONSOR TRANSITION AGREEMENT

.

Drugs Made in America Acquisition Corp II (NASDAQ: DMIIU)

Date: March 23, 2026

1.	Parties

This Agreement is entered into between:

Tal Alpha Yezum Vekidum Asakim (2003) LTD (the “Investor”); Drugs Made in America Acquisition Corp II (the “Company”); and

S.E.E Capital Partners Ltd. (the “Transaction Advisor”), solely with respect to advisory matters.

2.	Background

The parties previously entered into a Letter of Intent dated March 5, 2026, Addendum No. 1 dated March 9, 2026, and an Interim Convertible Note dated March 9, 2026.

The Company further references the Sponsor Standstill Agreement dated March 18, 2026. This Agreement consolidates and supersedes prior understandings.

3.	Investment Commitment

The Investor agrees to provide total financing of USD $1,400,000, of which:

-	$150,000 has been received;
-	$300,000 shall be funded on or before March 30, 2026;
-	$950,000 shall be reserved in escrow or segregated and funded upon request of the Company.

The $100,000 advisory fee shall be paid separately by the Investor and shall not form part of the $1,400,000 financing commitment.

4.	Use of Funds

Funds shall be used for audit, accounting, SEC and EDGAR filings, Nasdaq fees, legal and compliance costs, and transaction preparation.

5.	Timeline and Objective

Within four (4) months, the parties shall execute an agreement in principle for the Investor-introduced transaction.

Exclusivity shall be six (6) months.

The objective is to complete a de-SPAC transaction as soon as practicable.

All deadlines may be extended by mutual agreement.

6.	Sponsor Status and Transition

The existing sponsor is non-performing and subject to legal constraints.

The Company shall cooperate in restructuring and facilitate transfer when legally permissible.

The Investor shall have the right to make an offer to acquire sponsor interests when legally permitted.

7.	Conversion Mechanics

Convertible Notes shall be convertible at the sole discretion of the Investor upon completion of a business combination at a 35% discount to market value.

8.	Additional Funding

The Investor shall have the right, but not obligation, to provide additional financing including extension funding, PIPE, backstop, or acquisition capital.

9.	Replacement Financing and First Refusal

If the Investor fails to fund:

-	the Company may seek alternative financing.

If additional capital beyond $1.4M is required:

-	the Investor shall have a right of first refusal.

If replacement occurs due to Investor failure:

-	repayment shall equal funded amounts plus 15% per annum interest;
-	no penalty applies to unfunded commitments.

10.	Expense Management and Notification

The Company shall operate in the ordinary course.

The Company shall inform the Investor of expenses exceeding $50,000 except for audit, accounting, EDGAR, Nasdaq, regulatory fees, and compliance legal costs.

All expenses shall be disclosed in detail.

11.	Governance and Control

The Investor shall have information and consultation rights only.

Operational control remains with the Company and its Board of Directors.

12.	Capital Markets and Financing

The Company shall not seek private financing if the Investor performs its obligations.

The Company retains the right to pursue PIPE transactions and SEC-compliant public financing.

If the Investor fails to fund, the Company may freely raise capital.

13.	Disclosure

The Investor acknowledges that its principals may be disclosed publicly as required by securities laws.

14.	Governing Law

This Agreement shall be governed by the laws of the Cayman Islands.

15.	Binding Effect

This Agreement reflects the definitive understanding of the parties and shall be implemented promptly, subject only to customary Board ratification.

EXHIBIT A

INTERIM CONVERTIBLE NOTE ($300,000)

Issuer: Drugs Made in America Acquisition Corp II

Principal Amount: $300,000

Date: March 30, 2026

1.	Funding

The principal amount shall be funded on or before March 30, 2026 and deposited into:

Thomas J. McCabe, Attorney at Law IOLA

TD Bank, N.A.

ABA: 026013673

Account Number: 4361730611

2.	Relationship

This Note forms part of the $1,400,000 financing commitment.

3.	Conversion

Convertible at 35% discount to post-merger market value at Investor discretion.

4.	No Claim on Trust

This Note shall not constitute any claim against the trust account.

5.	Maturity

Nine (9) months from issuance.

6.	Governing Law

Cayman Islands Law.

SIGNATURES

INVESTOR

By:
Name:
Title:
Date:

COMPANY

By:	/s/ Roger E. Bendelac
Name:	Roger E. Bendelac
Title:	Chief Executive Officer
Date:	03/24/2026

SIGNATURES

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TAL ALPHA YEZUM VEKIDUM ASAKIM (2003) LTD

By:	/s/ Alon Izidor Tal
Name:	Alon Izidor Tal
Title:	CEO
Date:	03/24/2026

DRUGS MADE IN AMERICA ACQUISITION CORP II

By:	/s/ Roger E. Bendelac
Name:	Roger E. Bendelac
Title:	Chief Executive Officer
Date:

S.E.E CAPITAL PARTNERS LTD.

By:	/s/ Anastasio Carayanni, President
Name:	Anastasio Carayanni,
Title:	President
Date:	03/24/2026

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